Exhibit 14

Power of Attorney



Symetra Life Insurance Company, a Washington Corporation (the "Company"), and each of its undersigned officers and directors, hereby nominate and appoint George C. Pagos their true and lawful attorney-in-fact and agent, for them and in their names and places in any and all capacities, to execute and sign all amendments to the Registration Statements of Symetra Resource Variable Account B, Symetra Separate Account C and Symetra Deferred Variable Annuity Account on Form N-4 and Symetra Separate Account SL on Form N-6 (hereinafter "Separate Accounts") under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of the variable insurance products issued from the Separate Accounts, such amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such amendment or supplement process, granting to such attorney full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors themselves might or could do.

IN WITNESS WHEREOF, SYMETRA LIFE INSURANCE COMPANY has caused this power of attorney to be executed in its full name and by its President and attested by its Secretary, and the undersigned officers and directors have each executed such power of attorney, on the 20th day of May, 2005.


					SYMETRA LIFE INSURANCE COMPANY


					By:	/s/ Randall H. Talbot
                                                -------------------------
                                                Randall H. Talbot, President

ATTEST:

/s/ George C. Pagos
------------------------
George C. Pagos, Secretary



(Signatures Continue on Next Page)

NAME							TITLE
-----                                                  -------


/s/ Allyn D. Close				Director and Senior Vice President
------------------
Allyn D. Close


/s/ Jennifer V. Davies				Director and Senior Vice President
-----------------------
Jennifer V. Davies


/s/ Roger F. Harbin				Director and Executive Vice President
-------------------
Roger F. Harbin


/s/ Margaret A. Meister				Director and Chief Actuary
------------------------
Margaret A. Meister


/s/ Colleen M. Murphy	                	Vice President, Controller and
---------------------				Assistant Secretary
Colleen M. Murphy


/s/ George C. Pagos				Director, Vice President, General Counsel and
---------------------				Secretary
George C. Pagos


/s/ Randall H. Talbot				Director and President
Randall H. Talbot


/s/ Oscar Tengtio				Director, Executive Vice President, Chief
--------------------- 				Financial Officer and Treasurer
Oscar Tengtio
